EXHIBIT 4.7

 NUMBER                                                         SHARES
GBPA

                                     GLOBIX
                          The Global Internet Exchange

                               GLOBIX CORPORATION

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE
                       SEE REVERSE FOR CERTAIN DEFINITIONS

                            SERIES A PREFERRED STOCK

THIS CERTIFIES that

is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A 7.5% PREFERRED STOCK OF PAR VALUE $.01 EACH OF

                               GLOBIX CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY                                                    PRESIDENT


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

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-                         Custodian
                  ----------------------------------------------------------
              (Cust)                        (Minor)
                  under Uniform Gifts to Minors
                  Act
                     --------------------------
                           (State)

      Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                     shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                    Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each class of stock or series thereof authorized to be issued, and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same have been determined, and of the authority, if any, of the Board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series. Such request may be made to the secretary of the Corporation or to the transfer agent named on this certificate.

-------------------------------------------------------

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.


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